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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   August 4, 1997
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                           BRUNSWICK CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


           1-1043                                   36-0848180
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  (Commission File Number)              (I.R.S. Employer Identification No.)


 1 N. Field Ct., Lake Forest, Illinois                   60045-4811
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(Address of Principal Executive Offices)                 (Zip Code)


                               (847) 735-4700
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

     On August 4, 1997, Brunswick Corporation closed an offering of $200,000,000 7 1/8% Notes due August 1, 2027.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  See Index to Exhibits.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BRUNSWICK CORPORATION



Dated: August 20, 1997                     By: /s/ Richard S. O'Brien
                                               -------------------------
                                               Richard S. O'Brien
                                               Vice President and Treasurer






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                             INDEX TO EXHIBITS



                            Document Description


Exhibit No.

1.1 Underwriting Agreement, dated July 30, 1997, between Brunswick Corporation and the Underwriters Named in
                  Schedule I thereto.

4.1               Form of 7 1/8% Note due August 1, 2027.




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